ATTACHMENT A

                ADDITIONAL REPORTING PERSONS AND SIGNATURES

COMPANY / ADDRESS

FINAXA                                             23, avenue Matignon
(Reporting Person through its interest in AXA)     75008 Paris, France


Claude Bebear, Henri de Castries, and Francoise    25, avenue Matignon
Colloc'h (collectively, the "AXA Voting            75008 Paris, France
Trustees") pursuant to the Amended and Restated
Voting Trust Agreement dated as of
May 12, 2002, with AXA.


By: /s/Alvin H. Fenichel
    --------------------------
    Alvin H. Fenichel, Attorney-in-Fact



MONY HOLDINGS, LLC                              1290 Avenue of the Americas
is a Reporting Person through its interest      New York, New York  10104
in the following entity:

MONY LIFE INSURANCE COMPANY                     1290 Avenue of the Americas
                                                New York, New York  10104

MONY LIFE INSURANCE COMPANY OF AMERICA          1290 Avenue of the Americas
                                                New York, New York  10104


SIGNED ON BEHALF OF THE ABOVE ENTITIES


By:  /s/ Alvin H. Fenichel
    -------------------------------
    Alvin H. Fenichel, Senior Vice
    President and Controller


Since no more than ten reporting persons may join in a single electronic Form 4 submission, a separate Form 4 is being filed today on behalf of the following reporting persons:


COMPANY / ADDRESS

AXA ASSURANCES I.A.R.D. MUTUELLE                 26, rue Drouot
                                                 75009 Paris, France

AXA ASSURANCES VIE MUTUELLE                      26, rue Drouot
                                                 75009 Paris, France

AXA COURTAGE ASSURANCE MUTUELLE                  26, rue Drouot
                                                 75009 Paris, France

AXA                                              25, avenue Matignon
                                                 75008 Paris, France

AXA FINANCIAL, INC.                              1290 Avenue of the Americas
                                                 New York, New York  10104

AXA FINANCIAL SERVICES, LLC                      1290 Avenue of the Americas
                                                 New York, New York  10104

AXA EQUITABLE LIFE INSURANCE COMPANY
                                                 1290 Avenue of the Americas
                                                 New York, New York  10104

EQUITABLE HOLDINGS, LLC                          1290 Avenue of the Americas
                                                 New York, New York  10104

ACMC, INC.                                       1290 Avenue of the Americas
                                                 New York, New York  10104

ECMC, LLC                                        1290 Avenue of the Americas
                                                 New York, New York  10104